SET-OFF AND RELEASE AGREEMENT

         THIS SET-OFF AND RELEASE AGREEMENT (the "Agreement") is entered into as of the 28th day of December, 2001, by and between NEBO Products, Inc. (the "Company") and Pete Chandler (the "Investor"). Both the Company and the Investor may be referred to herein as a "Party" and collectively as the "Parties."

                                    RECITALS

     A. The Investor and the Company entered into an agreement whereby the Investor provided fee services to the Company, as evidenced by a Consulting Agreement (the "Consulting Agreement"). The total amount outstanding on the Consulting Agreement, including principal, interest, as well as any other related fees and charges, is $251,250.00.

     B. The Investor purchased from the Company, in connection with the Company's recent public offering, 335,000 shares (the "Shares") of the Company's Common Stock.

     C. The Investor paid for the Shares by tendering to the Company a promissory note (the "Investor Note"). The total amount outstanding on the Investor Note, including principal, interest, as well as any other related fees and charges, is $251,250.00.

     D. The Parties now desire to cancel and offset the mutual debts of the Company and the Investor, by setting off the Consulting Agreement against the Investor Note, and to further release each other from any remaining obligations under the Consulting Agreement and the Investor Note.

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

1. Set-off and Cancellation of Notes. The Company and the Investor mutually agree that the Consulting Agreement and the Investor Note shall be set-off against each other and canceled.

2.   Return of Notes. At the time of execution of this Agreement:


     A. The Investor agrees to return the Consulting Agreement to the Company, marked "Canceled" or "Paid in Full" or otherwise indicating that the Company has no further obligation to pay on the Consulting Agreement


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     B.   The Company agrees to return the Investor Note to the Investor, marked
          "Canceled" or "Paid in Full" or otherwise indicating that the Investor has no further obligation to pay on the Investor Note.

3. No Further Obligation of Company or Investor. The Investor hereby acknowledges and agrees that upon return by the Investor of the Consulting Agreement, the Company shall have no further obligation to the Investor to pay or otherwise service the Consulting Agreement. The Company hereby acknowledges and agrees that upon return by the Company of the Investor Note, the Investor shall have no further obligation to the Company to pay or otherwise service the Investor Note.

4.   Mutual Release.


     A. In connection with the sale of the Interests, the Investor hereby releases, acquits, waives and forever discharges and agrees to hold harmless the Company, and each of its respective owners, members, managers, parents, subsidiaries, affiliates, successors, assigns, agents, directors, officers, employees, shareholders, representatives, attorneys and all persons acting by, through, under or in concert with any of them (the "Company Releasees"), from any and all Claims. As used herein, "Claims" means all liabilities, obligations, duties, undertakings, agreements, contracts, compensation, bonuses, commissions, employee benefit plans, policies, practices, claims, charges, grievances, demands, charges of discrimination, accounts, costs, attorney's fees, expenses, liens and causes of action of every kind and nature whatsoever. The Claims include, without limitation, breach of implied or express contract, libel, slander, wrongful discharge or termination, discrimination claims arising under Title VII of the Civil Rights Act of 1964 (as amended), the Americans with Disabilities Act of 1990 (as amended), the Worker Adjustment and Retraining Notification Act, 29 U.S.C. i+/-i+/-2101-2109 (as amended), any other federal, state, or local laws prohibiting age, race, religion, sex, national origin, disability and other forms of discrimination, or any other federal or state laws that may be applicable thereto, whether now known or unknown, suspected or unsuspected, accrued or unaccrued, and whether now had, possessed or held or at any time in the past had, possessed or held. The Investor specifically waives any and all claims arising out of or related to any asserted misrepresentations or omissions made or omitted in the set-off of the Consulting Agreement and the Investor Note. The Investor hereby waives any right to recover damages, costs, attorneys' fees, and any other relief in any proceeding or action brought against the Company Releasees by any other party, including without limitation the SEC, the NASD, or other governmental or regulatory agency on the Investor's behalf asserting any claim, charge, demand, grievance, or cause of action released by the Investor as stated above. This release and waiver shall be binding on the Investor and his heirs, legal representatives, and assigns, and shall inure to the benefit of the Company Releasees and their successors-in-interest and assigns.


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


     B. In connection with the sale of the Interests, the Company hereby releases, acquits, waives and forever discharges and agrees to hold harmless the Investor, and each of its respective owners, members, managers, parents, subsidiaries, affiliates, successors, assigns, agents, directors, officers, employees, shareholders, representatives, attorneys and all persons acting by, through, under or in concert with any of them (the "Investor Releasees"), from any and all Claims. As used herein, "Claims" means all liabilities, obligations, duties, undertakings, agreements, contracts, compensation, bonuses, commissions, employee benefit plans, policies, practices, claims, charges, grievances, demands, charges of discrimination, accounts, costs, attorney's fees, expenses, liens and causes of action of every kind and nature whatsoever. The Claims include, without limitation, breach of implied or express contract, libel, slander, wrongful discharge or termination, discrimination claims arising under Title VII of the Civil Rights Act of 1964 (as amended), the Americans with Disabilities Act of 1990 (as amended), the Worker Adjustment and Retraining Notification Act, 29 U.S.C. ss 2101-2109 (as amended), any other federal, state, or local laws prohibiting age, race, religion, sex, national origin, disability and other forms of discrimination, or any other federal or state laws that may be applicable thereto, whether now known or unknown, suspected or unsuspected, accrued or unaccrued, and whether now had, possessed or held or at any time in the past had, possessed or held. The Company specifically waives any and all claims arising out of or related to any asserted misrepresentations or omissions made or omitted in the set-off of the Consulting Agreement and the Investor Note. The Company hereby waives any right to recover damages, costs, attorneys' fees, and any other relief in any proceeding or action brought against the Investor Releasees by any other party, including without limitation the SEC, the NASD, or other governmental or regulatory agency on the Company's behalf asserting any claim, charge, demand, grievance, or cause of action released by the Company as stated above. This release and waiver shall be binding on the Company and its heirs, legal representatives, and assigns, and shall inure to the benefit of the Investor Releasees and their successors-in-interest and assigns.

5. Choice of Laws. The Company and the Investor agree that this Agreement, and any claims related to this Agreement, and/or the Investor Note or the Consulting Agreement, whether such claims are in the nature of tort, contract, or otherwise, shall be construed in accordance with the laws of the State of Utah.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGES FOLLOW.]


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DATED as of the date first written above.

NEBO PRODUCTS, INC.                      INVESTOR: Pete Chandler


/s/                                      /s/
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By:_________________________________
Its:_________________________________